Exhibit 10.1.3

UNIVISION COMMUNICATIONS INC.
CHANGE IN CONTROL RETENTION BONUS PLAN

1.                                       Purpose.  The Plan has been established for the purposes of providing retention incentives for selected executive officers of the Company and its subsidiaries and encouraging them to remain in the employ of the Company or its subsidiaries, as applicable, use their best efforts to ensure the sustained performance results of the Company and ensure a successful completion of a Change in Control.

2.                                       Definitions.  For purposes of the Plan:

(a)          “Board” shall mean the Board of Directors of the Company.

(b)         “Cause” shall mean that the Participant has:  (i) willfully and continually failed to substantially perform, or been willfully grossly negligent in the discharge of, his or her duties to the Company or any of its subsidiaries (in any case, other than by reason of a disability, physical or mental illness or analogous condition), which failure or negligence continues for a period of 10 business days after a written demand for performance is delivered to the Participant by the Board, which specifically identifies the manner in which the Board believes that the Participant has not substantially performed, or been grossly negligent in the discharge of, his or her duties; (ii) committed or engaged in an act of (A) theft, embezzlement or fraud, or (B) a willful and material breach of confidentiality or a willful unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; (iii) willfully breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company, any of its subsidiaries or any Affiliate of the Company or any of its subsidiaries; (iv) been convicted of a felony or a misdemeanor with respect to which fraud or dishonesty is a material element; (v) materially and willfully breached any agreement with the Company, any of its subsidiaries or any Affiliate of the Company or any of its subsidiaries; (vi) engaged in unfair competition with, or otherwise acted willfully in a manner materially injurious to the reputation, business or assets of, the Company, any of its subsidiaries or any Affiliate of the Company or any of its subsidiaries; or (vii) improperly and willfully induced (A) a vendor or customer to break or terminate any material contract with the Company, any of its subsidiaries or any Affiliate of the Company or any of its subsidiaries or (B) a principal for whom the Company, any of its subsidiaries or any Affiliate of the Company or any of its subsidiaries acts as agent to terminate such agency relationship.  No act or failure to act on the part of the Participant shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith or without reasonable belief that the Participant’s act or failure to act was in the best interests of the Company.  For the avoidance of doubt, this definition of Cause shall control for all purposes of determining the rights to benefits under the

Plan, regardless of any inconsistency between this definition and a definition of “Cause” that is set forth in any employment agreement between the Participant on the one hand, and the Company, any subsidiary of the Company or any Affiliate of the Company, on the other hand.

(c)          A “Change in Control” shall be deemed to mean the first of the following events to occur after the Effective Date:

(i)             The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(c)(i), the following acquisitions shall not constitute a Change in Control:  (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliate of the Company or a successor, or (4) any acquisition by any entity pursuant to a transaction that complies with Sections 2(c)(iii)(A), (B) and (C) below;

(ii)          Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his or her predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)       Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets directly or through one or more subsidiaries (a “Parent”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or a Parent or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or Parent) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of 20% existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or a Parent were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)      Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company other than in the context of a transaction that does not constitute a Change in Control Event under Section 2(c)(iii) above.

(d)         “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)          “Committee” shall mean the Compensation Committee of the Board or such other person or persons designated by the Compensation Committee of the Board to administer the Plan.

(f)            “Company” shall mean Univision Communications Inc. or any successor thereto.

(g)         “Disability” means a physical or mental condition entitling the Participant to benefits under the applicable long-term disability plan of the Company or any of its subsidiaries, or, if no such plan exists, a “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code).

(h)         “Effective Date” shall mean May 18, 2006.

(i)             “Good Reason” means (i) a material adverse alteration in the nature or status of such Participant’s responsibilities with the Company or any subsidiary thereof from those in effect on the Effective Date or immediately prior to a Change in Control, (ii) a reduction in the Participant’s salary or target bonus opportunity from those in effect on the Effective Date or immediately prior to a Change in Control, (iii) a relocation of such Participant’s principal place of business that causes such Participant’s commute from his or her principal residence to the new work location to increase by at least 50 miles, or (iv) the Participant no longer being in the same position with a New York Stock Exchange publicly traded company that has publicly traded equity float in excess of $5 billion.

(j)             “Participant” shall mean those individuals selected by the Board or the Committee to participate in the Plan, based on each such individual’s importance to transaction execution and/or ongoing operations and stewardship functions or such other criteria as the Board or the Committee shall determine.

(k)          “Plan” shall mean the Univision Communications Inc. Change in Control Retention Bonus Plan, as set forth herein and as may be amended from time to time.

(l)             “Restricted Stock Unit Agreement” shall mean the agreement evidencing a Participant’s participation herein.

(m)       “Retention Payments” shall mean the Stock and/or cash payments awarded herein pursuant to the terms of the Plan.

(n)         “Severance” means (i) the involuntary termination of a Participant’s employment by the Company or any subsidiary thereof, other than for Cause, death or Disability or (ii) a termination of a Participant’s employment by the Participant for Good Reason.

(o)         “Severance Date” means the date on which a Participant incurs a Severance.

(p)         “Stock” shall mean shares of common stock of the Company.

3.             Effective Date; Termination Date.  The Plan shall be effective as of the Effective Date.  The Plan shall continue until terminated pursuant to Section 7 hereof.

4.             Plan Administration.  All determinations required to be made hereunder, including but not limited to determining which key employees shall be eligible to participate, the amount of their respective Retention Payments, the terms and conditions under which Retention Payments shall be earned and whether such terms and conditions have been satisfied shall be made by the Board or the Committee.

5.             Restricted Stock Unit Awards.

(a)                                  Grant.  Each Participant shall receive a grant of restricted stock units relating to shares of Stock the terms and conditions of which shall be set forth in a Restricted Stock Unit Agreement entered into between the Participant and the Company at the time of grant.  The number of stock units subject to such award for each Participant shall be determined by the Board or the Committee in its sole discretion and shall be set forth in the Restricted Stock Unit Agreement.

(b)                                 409A. Notwithstanding the foregoing provisions of this Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following a Participant’s Severance Date shall instead be paid on the first business day after the date that is six months following the Participant’s “separation from service” within the meaning of Section 409A.

(c)                                  Legal Fees. The Company shall reimburse each Participant for all reasonable legal fees and expenses incurred by such Participant in seeking to obtain or enforce any right or benefit provided under Sections 5 of this Plan (other than any such fees and expenses incurred in pursuing any claim determined by an arbitrator or by a court of competent jurisdiction to be frivolous or not to have been brought in good faith).

6.             Withholding. The Company shall be entitled to withhold from amounts to be paid to any Participant hereunder any federal, state or local withholding or other taxes that the Company is required to withhold.

7.             Plan Modification or Termination.  The Plan may be amended or terminated by the Company at any time; provided, however, that (a) no termination or amendment may reduce or otherwise adversely affect the terms and conditions applicable to outstanding awards under the Plan and (b) following a Change in Control, neither the Plan nor any outstanding award may be amended if such amendment would in any manner be adverse to the interests of any Participant.  For the avoidance of doubt, (x) any action taken by the Company or the Committee to cause an individual to no longer qualify as a Participant or to decrease the Retention Payments for which a Participant is eligible and (y) any amendment to this Section 7 of the Plan following a Change in Control shall be treated as an amendment which is adverse to the interests of any Participant.

8.             General Provisions.

(a)                                  Except as otherwise provided herein or by law, no right or interest of any Participant under the Plan shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including without limitation by execution, levy, garnishment, attachment, pledge or in any manner; no attempted assignment or transfer thereof shall be effective; and no right or interest of any Participant under the Plan shall be liable for, or subject to, any obligation or liability of such Participant.  When a payment is due under this Plan to a severed employee who is unable to care for his or her affairs, payment may be made directly to his or her legal guardian or personal representative.

(b)                                 Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant, or any person whomsoever, the right to be retained in the service of the Company or any subsidiary thereof, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been adopted.

(c)                                  If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

(d)                                 The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

(e)                                  The Plan shall not be required to be funded unless such funding is authorized by the Board.  Regardless of whether the Plan is funded, no Participant shall have any right to, or interest in, any assets of any Company which may be applied by the Company to the payment of benefits or other rights under this Plan.

(f)                                    Any notice or other communication required or permitted pursuant to the terms hereof shall have been duly given when delivered or mailed by United States Mail, first class, postage prepaid, addressed to the intended recipient at his, her or its last known address.

(g)                                 This Plan shall be construed and enforced according to the laws of the State of Delaware.